UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

June 24, 2014
(Date of Report)

June 18, 2014
(Date of Earliest Event Reported)

Sotheby's
(Exact name of registrant as specified in its charter)

Delaware	1-9750	38-2478409
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1334 York Avenue
New York, NY		10021
(Address of principal executive offices)		(Zip Code)
(212) 606-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 18, 2014, Sotheby’s (the "Company") received notice from Allen Questrom of his decision to resign from the Company’s Board of Directors. The resignation of Mr. Questrom is not due to any disagreement with Sotheby's and is effective as of June 20, 2014. Prior to his resignation, Mr. Questrom had served on Sotheby's Audit Committee and Nominating and Corporate Governance Committee.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

	99.1	Sotheby's press release announcing the resignation of Allen Questrom from its Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOTHEBY'S

By:	/s/ Gilbert Klemann, II

Gilbert Klemann, II
Executive Vice President,
Worldwide General Counsel and Secretary

Date:	June 24, 2014

Exhibit Index

Exhibit No.	Description

99.1	Sotheby's press release announcing the resignation of Allen Questrom from its Board of Directors.